United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of

the Securities Exchange Act of 1934

x Filed by the Registrant	o Filed by a Party other than the Registrant

Check the appropriate box:
o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
x	Definitive Additional Materials
o	Soliciting Material under § 240.14a-12

PUBLIC STORAGE

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
x	No fee required.
o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:
o	Fee paid previously with preliminary materials.
o

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Public Storage

VOTE

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Online

Go to **www.envisionreports.com/psa** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Daylight Time, on April 20, 2020.

Shareholders' Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Public Storage 2020 Annual Meeting of Shareholders to be Held on April 21, 2020.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

THIS IS NOT A PROXY CARD. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2019 Annual Report are available at:

www.envisionreports.com/psa

Easy Online Access — View your Proxy Materials and Vote.

Step 1: Go to **www.envisionreports.com/psa.**
Step 2: Click on **"Cast Your Vote"** or **"Request Materials."**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 8, 2020 to facilitate timely delivery.

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Shareholders’ Meeting Notice
The Public Storage 2020 Annual Meeting of Shareholders will be held on April 21, 2020 at The Westin Pasadena, located at 191 North Los Robles Avenue, Pasadena, CA 91101, at 1:00 p.m. Pacific Daylight Time.
Proposals to be voted on at the meeting, along with the Board of Trustees’ recommendations, are listed below.
The Board of Trustees recommends a vote FOR all the listed nominees and FOR Proposals 2 and 3.
1. Election of the following Trustees:
01 Ronald L. Havner, Jr.
02 Tamara Hughes Gustavson
03 Uri P. Harkham
04 Leslie S. Heisz
05 B. Wayne Hughes, Jr.
06 Avedick B. Poladian
07 Gary E. Pruitt
08 John Reyes
09 Joseph D. Russell, Jr.
10 Tariq M. Shaukat
11 Ronald P. Spogli
12 Daniel C. Staton
2. Advisory vote to approve the compensation of Named Executive Officers.
3. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
4. Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.
The record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof is February 28, 2020.
THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE – To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you.
Here’s how to order a paper or email copy of the proxy materials and select future delivery preferences:
Paper copies:Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies:Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.
PLEASE NOTE:You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.Internet –Go to www.envisionreports.com/psa. Click “Cast Your Vote” or “Request Materials.”Phone –Call us free of charge at 1-866-641-4276.
Email –Send an email to investorvote@computershare.com with “Proxy Materials Public Storage” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 8, 2020.